                                                                      EXHIBIT 32

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18 United States Code), each of the undersigned officers of Largo Vista Group, Ltd. (the "Company") does hereby certify, to such officer's knowledge, that:

The Report on Form 10-QSB for the quarter ended September 30, 2003 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

November 12, 2003
                                                     /s/Deng Shan
                                                     ------------
                                                     Deng Shan
                                                     Chief Executive Officer


                                                     /s/Albert Figueroa
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                                                     Albert Figueroa
                                                     Chief Financial Officer